UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 13, 1997

                         BRAKE HEADQUARTERS U.S.A., INC.
             (Exact name of Registrant as specified in its charter)



     Delaware                        0-28640                     22-3048534
     ---------                       -------                     ----------
(State or Other Jurisdiction     (Commission File Number)       IRS Employer
of Incorporation)                                         Identification Number)


               33-16 Woodside Avenue, Long Island City, N.Y 11101
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (718) 779-4800
                -------------------------------------------------
              (Registrant's telephone number, including area code)










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Item 5.           Other Events
                  ------------

         On November 13, 1997, Brake Headquarters U.S.A., Inc., a Delaware corporation (the "Registrant"), entered into a Revolving Credit Agreement (the "Agreement") by and among the Registrant, as Parent Guarantor, National Bank of Canada ("Agent") as Issuing Bank and as Administrative Agent, the financial institutions from time to time party to the Credit Agreement ("Lenders"), and ABS Brakes, Inc., Quality First Brake, Inc., and Sanyo Automotive Parts, Ltd. as Borrowers (each a "Borrower" and each a wholly owned subsidiary of Registrant) pursuant to which the Lenders agree to make revolving credit loans to the Borrowers in an aggregate principal amount at any one time not exceeding $12,000,000. The initial loan was used (i) to repay all outstanding indebtedness under a $5,000,000 credit facility with The Chase Manhattan Bank, N.A. and Bank Leumi, and (ii) to pay certain costs of the transaction. Additional loans may be used to finance the working capital needs of the Borrowers. Such loans shall be comprised of Base Rate Loans, LIBOR Loans, and Letters of Credit, each bearing the respective interest rate calculated as set forth in the Credit Agreement (a copy of which is attached hereto as Exhibit 2.1). All indebtedness and other liabilities and obligations of the Borrowers are secured by a first priority lien and a continuing first priority interest in all personal property and fixtures of the Borrowers granted to the Agent for the ratable benefit of the Lenders, all as more fully set forth in the Security Agreement, substantially in the form attached as an exhibit to the Credit Agreement.

         In connection with the Credit Agreement, the Borrowers jointly and severally executed a Promissory Note in the principal amount of $12,000,000, substantially in the form attached as an exhibit to the Credit Agreement.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  2.1 Credit Agreement, dated November 13, 1997, by and among the Registrant, as Parent Guarantor, National Bank of Canada ("Agent") as Issuing Bank and as Administrative Agent, the financial institutions from time to time party to the Credit Agreement ("Lenders"), and ABS Brakes, Inc., Quality First Brake, Inc., and Sanyo Automotive Parts, Ltd. as Borrowers (each a "Borrower" and each a wholly owned subsidiary of Registrant).

                  2.2      Omitted Schedules and Exhibits.

                                                        -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Brake Headquarters U.S.A., Inc.
                                              Registrant



Dated:   November 26, 1997                     By: /s/ Joseph Ende
                                                   ---------------
                                                   Joseph Ende, President



                                       -3-

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